UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): October 24, 2022

ChargePoint Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39004	84-1747686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 East Hacienda Avenue Campbell, CA	95008
(Address of Principal Executive Offices)	(Zip Code)
(408) 841-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CHPT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported by ChargePoint Holdings, Inc. (the “Company”) in its Current Report on Form 8-K dated September 29, 2022, Colleen Jansen resigned as the Company’s Chief Marketing Officer effective September 29, 2022.

In connection with Ms. Jansen’s resignation, on October 24, 2022, Ms. Jansen, the Company and its wholly owned subsidiary, ChargePoint, Inc., entered into a Transition and Separation Agreement (the “Jansen Agreement”). Under the terms of the Jansen Agreement, Ms. Jansen will continue to provide transition services through December 30, 2022 (the “Transition Period”) and, during the Transition Period, will continue to receive payment of her base salary as in effect on her resignation date and participate in the Company’s welfare and retirement benefit plans, subject to the terms and conditions of those plans. In addition, Ms. Jansen’s equity incentive awards will remain outstanding and continue to vest in accordance with their terms during the Transition Period.

Following the conclusion of the Transition Period, Ms. Jansen’s employment with the Company will terminate and she will be eligible to receive severance benefits in accordance with the terms of her existing Severance and Change in Control Agreement, as described in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on May 27, 2022, as well as reimbursement for the employer portion of monthly COBRA premiums until July 30, 2023.

The above description of the Jansen Agreement is not complete and is qualified in its entirety by reference to the full text of the Jansen Agreement, which is expected to be filed as an exhibit to the Company’s quarterly report on Form 10-Q for its third quarter ended October 31, 2022.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARGEPOINT HOLDINGS, INC.

By:	/s/ Rex S. Jackson
Name: Rex S. Jackson
Title: Chief Financial Officer
Date: October 27, 2022